SCHEDULE A
                         AMENDED AS OF JANUARY 26, 2018
                                     TO THE
                          EXPENSE LIMITATION AGREEMENT
                        DATED FEBRUARY 28, 2017 BETWEEN
                      THE ADVISORS' INNER CIRCLE FUND III
                                      AND
     BNP PARIBAS ASSET MANAGEMENT USA, INC. (F/K/A FISCHER FRANCIS TREES &
                                  WATTS, INC.)

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

---------------------------------------------------------------------------------------------------------
                                                      MAXIMUM ANNUAL
                                                      OPERATING EXPENSE
NAME OF FUND                   SHARE CLASS            LIMIT                     INITIAL TERM END DATE
---------------------------------------------------------------------------------------------------------
BNP Paribas AM                 Institutional
Absolute Return Fixed          -----------------
Income Fund                    Investor               0.35%                     January 31, 2019
                               -----------------
                               Retail
---------------------------------------------------------------------------------------------------------
BNP Paribas AM Global          Institutional
Inflation-Linked Bond          -----------------
Fund                           Investor               0.25%                     January 31, 2019
                               -----------------
                               Retail
---------------------------------------------------------------------------------------------------------
BNP Paribas AM                 Institutional
Emerging Markets Equity        -----------------
Fund                           Investor               0.75%                     January 31, 2019
                               -----------------
                               Retail
---------------------------------------------------------------------------------------------------------
BNP Paribas AM MBS             Institutional
Fund                           -----------------
                               Investor               0.30%                     January 31, 2019
                               -----------------
                               Retail
---------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S.            Institutional
Small Cap Equity Fund          -----------------
                               Investor               0.75%                     January 31, 2019
                               -----------------
                               Retail
---------------------------------------------------------------------------------------------------------
BNP Paribas AM                 Institutional
Emerging Markets Total         -----------------
Return Fixed Income            Investor               0.30%                     January 31, 2019
Fund                           -----------------
                               Retail
---------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S.            Institutional
Inflation-Linked Bond          -----------------
Fund                           Investor               0.25%                     July 31, 2018
                               -----------------
                               Retail
--------------------------------------------------------------------------------------------------------

ACKNOWLEDGED AND ACCEPTED BY:

THE  ADVISORS'  INNER  CIRCLE  FUND  III           BNP PARIBAS ASSET MANAGEMENT
                                                   USA, INC.

BY: /S/ LISA WHITTAKER                             BY: /S/ JOHN BARLETTA
    --------------------------                         ---------------------------------
NAME: LISA WHITTAKER                               NAME: JOHN BARLETTA
TITLE:VP & ASSISTANT SECRETARY                     TITLE: HEAD OF WHOLESALE DISTRIBUTION